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                                                                    EXHIBIT 99.1


                         CERTIFICATION UNDER SECTION 906
                                     OF THE
                           SARBANES-OXLEY ACT OF 2002


         In connection with the quarterly report on Form 10-Q of Cox Radio, Inc. (the "Company") for the period ended June 30, 2002, as filed with the Securities and Exchange Commission as of the date hereof, I, Robert F. Neil, Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

         (1) the Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                            COX RADIO, INC.


                                            /s/     Robert F. Neil
                                            ------------------------------------
                                            Name:  Robert F. Neil
                                            Title: Chief Executive Officer
                                            Date:  August 14, 2002